UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2018

Talos Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38497	82-3532642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 2000 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 328-3000

(Registrant’s telephone number, including area code)

Sailfish Energy Holdings Corporation

625 E. Kaliste Saloom Road, Lafayette, LA 70508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Introductory Note

On May 10, 2018 (the “Closing Date”), Talos Energy Inc. (f/k/a Sailfish Energy Holdings Corporation) (the “Company”) consummated the transactions contemplated by (i) the Transaction Agreement, dated as of November 21, 2017 (the “Transaction Agreement”), among Stone Energy Corporation (“Stone”), the Company, Sailfish Merger Sub Corporation (“Merger Sub”), Talos Energy LLC (“Talos”) and Talos Production LLC (“Talos Production”) and (ii) the Exchange Agreement, dated as of November 21, 2017, among Talos Production and Talos Production Finance, Inc. (collectively, the “Talos Issuers”), the Company, Stone, the various lenders and noteholders of the Talos Issuers listed therein, certain funds controlled by Franklin Advisers, Inc. and certain clients of MacKay Shields LLC (such transactions, collectively, the “Transactions”).

In connection with the events described herein, the Company consummated certain additional transactions on May 10, 2018, which are described in the Company’s Current Report on Form 8-K filed on May 16, 2018.

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2018, in connection with the consummation of the Transactions (the “Closing”), the Company issued a press release announcing pro forma reserve information as of December 31, 2017. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the pro forma reserve information contained therein is incorporated into this Item 2.02 by reference.

The information contained in this Current Report on Form 8-K under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 2.02 shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On the Closing Date, the Audit Committee of the board of directors of the Company (the “Board”) appointed Ernst & Young LLP (“Ernst & Young”) to serve as the Company’s independent registered public accounting firm. Prior to the Closing, Ernst & Young served as the independent auditor of Talos.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective at Closing, the Company amended and restated its certificate of incorporation (the “Amended Certificate of Incorporation”) and its bylaws (the “Amended Bylaws”) to reflect the changes contemplated by the Transaction Agreement and described in the definitive consent solicitation statement/prospectus, dated April 9, 2018, that forms a part of the Company’s registration statement on Form S-4 (333-222341) initially filed with the U.S. Securities and Exchange Commission on December 29, 2017, and declared effective on April 9, 2018.

The Amended Certificate of Incorporation and the Amended Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 5.03 by reference.

The Board determined that the fiscal year of the Company shall end on December 31.

Item 7.01. Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the Closing. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information contained in this Current Report on Form 8-K under Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

In connection with its incorporation on November 14, 2017 under the laws of the State of Delaware, the Company issued 100 shares of common stock, par value $0.01 per share, to Stone for an aggregate purchase price of $1.00. These securities were offered and sold by the Company in reliance upon the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof. These shares were redeemed for nominal value in connection with the Transactions. Upon the consummation of the Transactions, the Company ceased to be a “shell company” as that term is defined under Rule 405 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Talos Energy Inc. (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K of Talos Energy Inc. filed May 16, 2018 (File No. 001-38497).

3.2	Amended & Restated Bylaws of Talos Energy Inc. (incorporated by reference to Exhibit 3.2 of the Current Report on Form 8-K of Talos Energy Inc. filed May 16, 2018 (File No. 001-38497).

99.1	Press release dated May 10, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2018

TALOS ENERGY INC.

By:	/s/ William S. Moss III
Name:	William S. Moss III
Title:	Executive Vice President, General Counsel and Secretary

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